EXHIBIT 10.2
AMENDMENT NO. 3 TO
AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT
          THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT (the “Amendment”), dated as of September 24, 2008, between ANIXTER INC., a Delaware corporation, (the “Originator”) and ANIXTER RECEIVABLES CORPORATION, a Delaware corporation (the “Buyer”).
WITNESSETH:
          WHEREAS, the Originator and the Buyer are parties to that certain Amended and Restated Receivables Sale Agreement, dated as of October 3, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”); and
          WHEREAS the parties hereto desire to amend the Agreement on the terms and conditions set forth below;
          NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
     SECTION 2. Amendment to the Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, Section 1.6 of the Agreement is hereby amended and restated in its entirety to read as follows:
     “Section 1.6 Characterization. If, notwithstanding the intention of the parties expressed in Section 1.1(b), any sale or contribution by Originator to Buyer of Receivables hereunder shall be characterized as a secured loan and not a sale or such sale shall for any reason be ineffective or unenforceable (any of the foregoing being a “Recharacterization”), then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties’ intention that the sale of Receivables hereunder shall constitute a true sale thereof, Originator hereby grants to Buyer a duly perfected security interest in all of Originator’s right, title and interest in, to and under all Receivables now existing and hereafter arising, all Collections, Related Security and Records with respect thereto, each Lock-Box and Collection Account and all proceeds of the foregoing, which security interest shall be prior to all other Adverse Claims thereto. After the occurrence of an Amortization Event, Buyer and its assigns shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided to a secured creditor after default under the UCC and other applicable law, which rights and remedies shall be cumulative. In the case of any Recharacterization, each of the Originator and the Buyer represents and warrants as to itself that each remittance of Collections by the Originator to the Buyer hereunder will have been (i) in payment of a debt incurred by the Originator in the ordinary course of business or financial affairs of the Originator and the Buyer and (ii) made in the ordinary course of business or financial affairs of the Originator and the Buyer.”
     SECTION 3. Effective Date. This Amendment shall become effective and shall be deemed effective as of the date first written above when the parties shall have received a copy of this Amendment duly executed by each of the parties hereto.
     SECTION 4. Representations and Warranties of the Originator. In order to induce the parties hereto to enter into this Amendment, the Originator represents and warrants to the Buyer, as to itself, that the execution and delivery by such Originator of this Amendment has been duly authorized by proper corporate proceedings of such Originator and this Amendment, and the Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of such Originator, enforceable against such Originator in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.
     SECTION 5. Ratification. The Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.
     SECTION 6. Reference to Agreement. From and after the effective date hereof, each reference in the Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.
     SECTION 7. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
     SECTION 8. Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first written above:

ANIXTER INC., as the Originator

By: Name:	/s/ Rod Shoemaker Rod Shoemaker
Title:	V.P. — Treasurer

ANIXTER RECEIVABLES CORPORATION, as the Buyer

By:	/s/Rod Shoemaker

Name:	Rod Shoemaker
Title:	V.P. Treasurer
Signature Page to
Amendment No. 3 to Amended and Restated Receivables Sale Agreement

Acknowledged and Agreed as of the date first written above:

FALCON ASSET SECURITIZATION COMPANY LLC

By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Joel Gedroic
Name:	Joel Gedroic
Title:	Executive Director

THREE PILLARS FUNDING LLC (f/k/a Three Pillars Funding Corporation)

By: Name:	/s/ Doris J. Hearn Doris J. Hearn
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Financial Institution, a Managing Agent and as Agent

By: Name:	/s/ Joel Gedroic Joel Gedroic
Title:	Executive Director

SUNTRUST BANK, as a Financial Institution

By : Name:	/s/ William C. Humphries William C. Humphries
Title:	Managing Director

SUNTRUST ROBINSON HUMPHREY INC., as a Managing Agent

By: Name: Title:	/s/ Joseph R. Franke Joseph R. Franke Director
Signature Page to
Amendment No. 3 to Amended and Restated Receivables Sale Agreement